B2 HEALTH, INC.

LETTER OF INTENT

January 11, 2010

Re:

Acquisition of DMI Life Sciences, Inc. ("DMI") by B2 Health, Inc. ("B2" or the "Company")

Gentlemen:

This Letter of Intent will confirm the intent of the parties with respect to the proposed acquisition (the "Acquisition") by B2 Health, Ltd. of DMI Life Sciences, Inc.  ("DMI"), that on the Effective Date, as hereinbelow defined, will be a wholly-owned subsidiary of B2 Health, Inc., a Delaware corporation ("B2"). On terms and conditions mutually acceptable to B2 and DMI, the Acquisition will be structured  as a reverse triangular merger between DMI, B2 and a subsidiary of B2 (the "B2 Sub") to be formed for the purpose of consummating a merger with DMI.  The objective of our discussions has been the execution and consummation, as soon as feasible, a formal definitive Agreement and Plan of Merger (together with all other definitive documents pertaining thereto, collectively the "Merger Agreement") between B2, B2 Sub and DMI, which, among other things, would provide for the various matters set forth below:

1.

Pursuant to the Acquisition and based upon the existing financial status and capitalization of B2 and DMI, B2 shall form and organize B2 Sub as a wholly-owned subsidiary which on the effective date of the Merger (the “Effective Date”) shall be merged with and into  DMI, with DMI to be the surviving corporation (the “Merger”). As a consequence of the Merger, all issued and outstanding shares of B2 Sub shall be converted automatically into shares of DMI; and all issued and outstanding shares of DMI shall then be converted automatically into shares of common stock, $.0001 par value, as defined below. As a result of the Merger, DMI will become a wholly-owned subsidiary of B2.  In addition to other conditions to the consummation of the Acquisition, the Merger is subject to DMI’s shareholder approval and dissenter rights, if any.

2.

On the Effective Date of the Merger, all issued and outstanding preferred and common stock of DMI and 150,000 options to purchase DMI common stock shall be converted automatically into an aggregate of 14,807,864 shares of B2 common stock and options to purchase B2 common stock which shall be issued to the DMI shareholders and option holders, pro rata.

3.

It is the parties' intent that the Merger will qualify for treatment as a tax-free reorganization under Section 368(a)(2)(E) of the Code and the parties will undertake all actions necessary both before and after the consummation of the Merger to effect such treatment.

4.

Upon the execution by DMI and return to B2 of this Letter of Intent, DMI's counsel shall prepare the Merger Agreement containing provisions in accordance with this Letter of Intent, together with such further appropriate terms and conditions as we may mutually determine, and those that are customary to a transaction of this type. The Merger Agreement shall be subject, in all respects, to the approval of all parties thereto.  The Merger Agreement shall specify the closing date, and shall contain the normal and customary representation, warranties and covenants respecting B2 and DMI, including, without limitation: absence of undisclosed liabilities; operation of the business in compliance with all applicable laws; completeness and accuracy of financial statements and tax returns; disclosure of all material information; due authorization by the parties of all matters pertaining to the Acquisition; absence of material adverse changes; and indemnification provisions.

5.

a.

From and after the date hereof and until the consummation of the Acquisition or the termination of negotiations in connection therewith, B2 and DMI and their representatives shall have, at all times during normal business hours upon five (5) days prior notice to the other party, access to the premises, books and records of the other party, and the disclosing party shall furnish to the other party and its representatives such financial and operating data, and such other information with respect to its business and properties as the other party shall, from time to time, request.

b.

It is, of course, understood that all such access, investigation and contacts shall be conducted by the other party and its representatives in such manner as not to interfere unduly with the normal conduct of the disclosing party's business and, further, that if the Merger Agreement shall not be consummated (for any reason whatsoever), the other party shall keep confidential and shall not disclose, misappropriate or use any Information (as hereinafter defined) obtained from the disclosing party concerning the disclosing party's operations and business, and will return all such Information, together with all notations and other documents and materials prepared using such information, to the disclosing party on request.  The parties hereto agree with respect to all information that is furnished or disclosed by either party pursuant to this Letter of Intent, including, but not limited to, information regarding such party's (and its subsidiaries' and affiliates') organization, personnel, business activities, customers, policies, assets, finances, costs, sales, revenues, technology, rights, obligations, liabilities and strategies (“Information”), that, (i) such Information is confidential and/or proprietary to the furnishing/disclosing party and is entitled to and shall receive treatment as such by the receiving party; and (ii) the receiving party will hold in confidence and not disclose nor use (except in respect of the transaction contemplated by this Letter of Intent) any such Information, treating such Information with the same degree of care and confidentiality as it accords its own confidential and proprietary Information; provided, however, that the receiving party shall not have any restrictive obligation with respect to any Information which (i) is contained in a printed publication available to the general public, (ii) is or becomes publicly known through no wrongful act or omission of the receiving party, or (iii) is known by the receiving party without any proprietary restrictions by the furnishing/disclosing party at the time of receipt of such information.  The obligations of the parties under this Section 5(b) and 5(c) below shall survive the Closing.

c.

The Information furnished by the Company to B2, and vice versa, is owned solely and exclusively by the furnishing party, shall remain the exclusive property of the furnishing party, and the receiving party shall have no right, title or interest in or to any of the Information or any material developed therefrom. The receiving party shall, upon accomplishing the limited purpose of evaluating the Acquisition, or at any time upon the written request of the furnishing party, immediately return to the furnishing party all Information (including notes, writings and other material developed therefrom by the receiving party) and all copies thereof and retain none for its files.  Notwithstanding such return, the parties shall continue to be bound by this Agreement.

d.

The furnishing party grants no licenses, by implication or otherwise, under any patent, copyright, trademark, trade secret or other rights by disclosing Information to the receiving party.

6.

The Merger Agreement shall also provide that, among other conditions, the obligations of the parties are expressly subject to:

a.

A favorable review by each party's counsel of the corporate status, business, operations, financial condition and contractual relationships of the other party.  Each party shall provide to the other UCC-1, Judgment and Tax Lien Search Reports that shall in all respects be acceptable to the other party and its legal counsel.

b.

Each party, its investment bankers, counsel and auditors shall have completed a satisfactory due diligence of the other party.

c.

This transaction shall have received the approval of the respective Boards of Directors of B2, B2 Sub and DMI; and, if required by law, members of  DMI, B2 and B2 Sub; and  DMI members holding not in excess of 4% of DMI’s outstanding securities shall have exercised their dissenters' rights.

d.

B2 shall have filed and otherwise complied with all reporting requirements imposed by or on account of any federal or state securities laws or regulations thereunder including, without limitation, all reporting requirements of Section 15(d) of the Securities Exchange Act of 1934, as amended.

e.

No later than 20 days prior to the Closing, DMI shall obtain and deliver to B2, together with its legal counsel, its audited financial statements accompanied by a report of its independent certified public accountants containing audited balance sheets of DMI for a minimum of two (2) fiscal years, or since inception, whichever is shorter, and together with statements of operations for DMI for a minimum of two (2) fiscal years, or from the date of inception, whichever is shorter, which financial statements and the report of auditor shall in all material respects comply with the requirements of Regulation S-X and other applicable securities laws and regulations, and which shall be reasonably satisfactory to B2.

f.

There shall be no material adverse change in the business, affairs or prospects of B2 or DMI or their subsidiaries since the date of this Letter of Intent until the Closing.

g.

To the extent required by law, the Merger Agreement shall have received the approval of state and federal regulatory authorities.

h.

Prior to the Closing, the parties shall have provided the shareholders of B2 with an Information Statement (or, if required to obtain the requisite B2 shareholder approval, a proxy statement) in conformity with the requirements of Rule 14f-1 under the Exchange Act.

i.

The parties shall have taken all actions necessary and advisable to prepare and file with the SEC a Current Report on Form 8-K in conformity with the requirements of Items 1.01 and 2.01(f) of Form 8-K.

j.

B2 shall have at Closing no more than 1,551,000 shares of common stock issued and outstanding, and will have no preferred stock, warrants, rights, options or other share equivalents or derivative securities outstanding.

7.

The Merger Agreement shall provide for the following post-closing corporate governance matters to be effective concurrently with the Closing:

a.

The Board of Directors of B2 shall consist of persons designated by DMI.

b.

The executive officers of B2 shall be reconstituted to consist of persons designated by DMI.

8.

For a period of ninety (90) days from the date hereof, and provided that the parties are actively negotiating the Merger Agreement, neither DMI nor B2 shall, without the prior written consent of the other party, offer, either directly or through an agent, or discuss or negotiate, either directly or through an agent, with any other firm or individual, a merger, acquisition, sale of assets or other business combination.

9.

It is understood that B2 is a public company, and, therefore, may be required to make appropriate public announcements of this transaction, and the form and substance of any such announcement shall, before dissemination, be subject to the reasonable approval of each party.  No other announcements except as may be required in the opinion of legal counsel to comply with applicable disclosure laws shall be made of the transaction by any party without the express prior written approval of the other party.  B2 and DMI acknowledge that they may obtain non-public information concerning each other.  Each agrees not to disclose such information or act upon same in violation of the applicable securities laws.

10.

B2 and DMI acknowledge that they, together with their directors, officers, employees and representatives who are apprised of this matter have been advised that the United States securities laws prohibit any person who possesses or is in privy with a person who possesses material non-public information about a company from purchasing or selling securities of such company.  B2 and DMI, for themselves, their directors, officers, employees and representatives who are apprised of this matter, agree that, subject to all applicable securities laws, they will not directly or indirectly, in any manner, acquire or attempt to acquire, for a period of 120 days from (i) the date of this Letter of Intent, (ii) the termination of this Letter of Intent, or (iii) subject to the execution of the Merger Agreement, the consummation of a transaction between the parties, whichever occurs later, any securities of B2 except pursuant to a transaction approved by the Board of Directors of B2 and its legal counsel.

11.

Neither party shall unilaterally contact the customers, creditors or shareholders of the other party without the prior written consent of the other party.

12.

From the date hereof until the Closing, B2 and DMI will conduct their respective business in the ordinary course consistent with past prudent business practices.

13.

Each party will bear the cost of its own expenses relating to this transaction including, but not limited to, legal fees, accounting fees, finder's or brokers' fees and the like.  The cost of filing the “Super” 8K will be paid by DMI, and DMI’s legal counsel shall prepare the “Super” 8K, which shall be reviewed for B2 by its counsel.

14.

This Letter of Intent, and any and all other agreements, documents or certificates to be entered into by the parties with respect to the subject matter hereof, may be executed in multiple counterparts.  Each such executed counterpart shall be considered an original, and taken together, shall constitute one and the same document.  Any signature, notice or other communication with respect to the subject matter hereof may be given by telex, telecopy or other facsimile transmission, the transmission of which shall be concurrently or immediately followed by delivery (personal or by express mail) of an original thereof, and the party receiving a facsimile transmission shall be entitled to rely upon such facsimile to the same extent as if it were an original.

15.

It is understood that this Letter of Intent, when executed by all the parties hereto, merely constitutes a statement of our mutual intentions with respect to the Acquisition, does not contain all matters upon which agreement must be reached in order for the Merger to be consummated, and, therefore, does not constitute a binding commitment with respect to the Merger itself; provided, however, that the respective obligations of B2 and DMI under Paragraphs 5 and 8 through 16 shall be binding upon them, respectively, when this Letter of Intent shall be executed by both B2 and DMI, and each party covenants to proceed promptly and in good faith to conclude the arrangements with respect to the Acquisition.  A binding commitment with respect to the Acquisition will result only from the execution of the Merger Agreement, subject to the conditions expressed herein and therein.

16.

This Letter of Intent and any and all obligations of the parties shall terminate upon written notice of either party, with or without any cause or reason whatsoever.  Notice of termination shall be sufficient if sent by any of the following means:  U.S. certified mail, Federal Express (or similar means), personal delivery, facsimile or similar electronic transmission, and shall be effective upon transmittal in any of the foregoing manners.  Notwithstanding termination, however, the obligations of the parties insofar as they pertain to the maintenance of confidentiality and non-use of information as provided in Section 5(b) shall survive the termination of this Letter of Intent.  THIS LETTER OF INTENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF

COLORADO, WITHOUT REGARD TO ITS PRINCIPLES PERTAINING TO CONFLICTS OF LAWS.

B2 is prepared to sign a definitive Merger Agreement relating to the acquisition of DMI by B2 as promptly as practicable and would be pleased to meet with your representatives at any time to discuss any aspect of this proposal.  If the terms of this Letter of Intent are acceptable to you, please sign and return the enclosed counterpart to the undersigned no later than January 12, 2010.

Sincerely,

B2 HEALTH, LTD.

By: /s/ John B. Quam

       John B. Quam, President

AGREED TO AND ACCEPTED

THIS 11th DAY OF JANUARY, 2010

DMI LIFE SCIENCES, INC.

By:/s/ Bruce G. Miller

      Bruce G. Miller, COO